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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported) - September 6, 2006

                           LIFESTYLE INNOVATIONS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                   001-04026                    82-6008727
           ------                   ---------                    ----------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           file number)               Identification No.)

              5700 West Plano Parkway, Suite 1000, Plano, TX 75093
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)

                    4700 Lakeshore Ct, Colleyville, TX 76034
                    ----------------------------------------
          (Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4         MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 6, 2006, the Company dismissed its former principal accountant, Creason & Associates, P.L.L.C. ("Creason"), Certified Public Accountants, of Tulsa, Oklahoma and engaged Moore & Associates, Chartered ("Moore"), Certified Public Accountants, of Las Vegas, Nevada, as its principal accountants. The decision to change accountants was approved by the Board of Directors of the Company.

During the fiscal year ended June 30, 2005 and the subsequent interim periods until the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former would have caused him to make reference in connection with his report to the subject matter of the disagreement, and Creason has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The accountant's report of Creason as of and for the year ended June 30, 2005, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. The report contained a "going concern" modification.

During the year ended June 30, 2005, and through September 6, 2006, the Company did not consult with Moore regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

A copy of the forgoing disclosures was provided to Creason prior to the date of the filing of this report. Creason has furnished the Company a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of Creason's letter, dated September 6, 2006, is filed as Exhibit 16 to this Form 8-K.



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SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired - not applicable
         (b)      Pro Forma Financial Information - not applicable
         (c)      Exhibits

                  Exhibit
                  Number
                  ------

                  16 Letter from Creason & Associates, P.L.L.C. dated September 6, 2006, to the Securities and Exchange Commission



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     LIFESTYLE INNOVATIONS, INC.

         September 6, 2006                           /s/ Jason Freeman
                                                     ---------------------------
                                                     By: Jason Freeman
                                                     Chief Executive Officer



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                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER
       ------

         16 Letter from Creason & Associates, P.L.L.C., dated September 6, 2006, to the Securities and Exchange Commission